American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	September 30
ASSETS	2013	2012

Cash and due from banks	$24,071	$25,740
Interest-bearing deposits in other banks	54,198	41,900

Securities available for sale, at fair value	347,618	327,994
Restricted stock, at cost	4,885	5,284
Loans held for sale	3,919	8,118

Loans	798,996	797,818
Less allowance for loan losses	(12,684)	(11,998)
Net Loans	786,312	785,820

Premises and equipment, net	23,982	24,885
Other real estate owned, net	4,215	6,259
Goodwill	39,043	39,043
Core deposit intangibles, net	3,489	5,081
Bank owned life insurance	14,597	14,137
Accrued interest receivable and other assets	17,856	21,446

Total assets	$1,324,185	$1,305,707

Liabilities
Demand deposits -- noninterest-bearing	$231,583	$215,012
Demand deposits -- interest-bearing	170,641	152,706
Money market deposits	181,559	164,266
Savings deposits	85,016	78,665
Time deposits	402,284	441,778
Total deposits	1,071,083	1,052,427

Customer repurchase agreements	44,026	45,761
Long-term borrowings	9,983	10,111
Trust preferred capital notes	27,394	27,292
Accrued interest payable and other liabilities	5,873	8,071
Total liabilities	1,158,359	1,143,662

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	-	-
Common stock, $1 par, 20,000,000 shares authorized,
7,886,476 shares outstanding at September 30, 2013 and
7,843,221 shares outstanding at September 30, 2012 and	7,886	7,843
Capital in excess of par value	57,905	57,045
Retained earnings	97,762	88,478
Accumulated other comprehensive income, net	2,273	8,679
Total shareholders' equity	165,826	162,045

Total liabilities and shareholders' equity	$1,324,185	$1,305,707

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2013	2012	2013	2012
Interest and Dividend Income:
Interest and fees on loans	$11,100	$11,421	$33,853	$37,224
Interest and dividends on securities:
Taxable	845	995	2,574	3,130
Tax-exempt	1,056	1,059	3,153	3,218
Dividends	67	52	176	155
Other interest income	38	19	106	47
Total interest and dividend income	13,106	13,546	39,862	43,774

Interest Expense:
Interest on deposits	1,338	1,725	4,143	5,291
Interest on short-term borrowings	3	33	38	127
Interest on long-term borrowings	82	84	246	252
Interest on trust preferred capital notes	190	204	567	616
Total interest expense	1,613	2,046	4,994	6,286

Net Interest Income	11,493	11,500	34,868	37,488
Provision for loan losses	-	333	294	1,799

Net Interest Income After Provision
for Loan Losses	11,493	11,167	34,574	35,689

Noninterest Income:
Trust fees	1,077	926	2,609	2,774
Service charges on deposit accounts	452	414	1,290	1,315
Other fees and commissions	471	421	1,393	1,323
Mortgage banking income	464	615	1,713	1,665
Securities gains, net	4	-	203	160
Other	299	314	1,015	1,487
Total noninterest income	2,767	2,690	8,223	8,724

Noninterest Expense:
Salaries	3,610	3,933	10,552	11,853
Employee benefits	856	780	2,622	2,657
Occupancy and equipment	933	929	2,721	2,942
FDIC assessment	163	84	485	530
Bank franchise tax	187	173	559	538
Core deposit intangible amortization	330	421	1,171	1,514
Foreclosed real estate, net	245	412	681	430
Other	2,131	2,148	6,410	7,176
Total noninterest expense	8,455	8,880	25,201	27,640

Income Before Income Taxes	5,805	4,977	17,596	16,773
Income Taxes	1,562	1,338	4,992	4,685
Net Income	$4,243	$3,639	$12,604	$12,088

Net Income Per Common Share:
Basic	$0.54	$0.46	$1.60	$1.54
Diluted	$0.54	$0.46	$1.60	$1.54
Average Common Shares Outstanding:
Basic	7,877,901	7,838,314	7,867,835	7,830,928
Diluted	7,892,015	7,855,537	7,878,961	7,846,659

Net Interest Income Analysis
For the Three Months Ended September 30, 2013 and 2012
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2013	2012	2013	2012	2013	2012
Loans:
Commercial	$126,745	$126,701	$1,511	$1,598	4.73%	5.00%
Real estate	663,539	676,905	9,517	9,743	5.74	5.76
Consumer	5,671	6,844	104	119	7.28	6.90
Total loans	795,955	810,450	11,132	11,460	5.59	5.65

Securities:
Federal agencies & GSEs	55,543	36,181	126	118	0.91	1.30
Mortgage-backed & CMOs	72,505	92,708	322	472	1.78	2.04
State and municipal	195,673	180,820	1,945	1,933	3.98	4.28
Other	15,861	13,846	116	121	2.93	3.50
Total securities	339,582	323,555	2,509	2,644	2.96	3.27

Deposits in other banks	54,307	32,567	38	19	0.28	0.23

Total interest-earning assets	1,189,844	1,166,572	13,679	14,123	4.59	4.84

Non-earning assets	117,503	131,126

Total assets	$1,307,347	$1,297,698

Deposits:
Demand	$163,825	$144,284	25	44	0.06	0.12
Money market	184,428	168,212	83	126	0.18	0.30
Savings	84,390	78,808	17	29	0.08	0.15
Time	401,662	448,598	1,213	1,526	1.20	1.35
Total deposits	834,305	839,902	1,338	1,725	0.64	0.81

Customer repurchase agreements	46,712	46,297	3	33	0.03	0.28
Long-term borrowings	37,388	37,413	272	288	2.91	3.08
Total interest-bearing
liabilities	918,405	923,612	1,613	2,046	0.70	0.88

Noninterest bearing demand deposits	218,819	204,532
Other liabilities	6,993	9,686
Shareholders' equity	163,130	159,868
Total liabilities and
shareholders' equity	$1,307,347	$1,297,698

Interest rate spread					3.89%	3.96%
Net interest margin					4.06%	4.14%

Net interest income (taxable equivalent basis)			12,066	12,077
Less: Taxable equivalent adjustment			573	577
Net interest income			$11,493	$11,500

Net Interest Income Analysis
For the Nine Months Ended September 30, 2013 and 2012
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2013	2012	2013	2012	2013	2012
Loans:
Commercial	$127,592	$129,821	$4,706	$5,136	4.95%	5.29%
Real estate	660,698	679,375	28,927	31,720	5.84	6.23
Consumer	5,955	9,060	316	485	7.12	7.16
Total loans	794,245	818,256	33,949	37,341	5.70	6.09

Securities:
Federal agencies & GSEs	51,668	36,179	368	435	0.95	1.60
Mortgage-backed & CMOs	76,286	97,057	1,040	1,487	1.82	2.04
State and municipal	192,113	181,393	5,804	5,884	4.03	4.33
Other	13,718	11,598	306	332	2.97	3.82
Total securities	333,785	326,227	7,518	8,138	3.00	3.33

Deposits in other banks	51,650	27,291	106	47	0.28	0.23

Total interest-earning assets	1,179,680	1,171,774	41,573	45,526	4.70	5.18

Non-earning assets	122,390	134,330

Total assets	$1,302,070	$1,306,104

Deposits:
Demand	$160,858	$141,682	85	154	0.07	0.15
Money market	175,486	175,497	254	414	0.19	0.32
Savings	83,859	77,977	54	88	0.09	0.15
Time	408,826	448,014	3,750	4,635	1.23	1.38
Total deposits	829,029	843,170	4,143	5,291	0.67	0.84

Customer repurchase agreements	48,016	47,419	38	125	0.11	0.35
Other short-term borrowings	-	662	-	2	-	0.40
Long-term borrowings	37,393	37,418	813	868	2.90	3.09
Total interest-bearing
liabilities	914,438	928,669	4,994	6,286	0.73	0.90

Noninterest bearing demand deposits	216,594	210,932
Other liabilities	6,443	9,180
Shareholders' equity	164,595	157,323
Total liabilities and
shareholders' equity	$1,302,070	$1,306,104

Interest rate spread					3.97%	4.28%
Net interest margin					4.14%	4.47%

Net interest income (taxable equivalent basis)			36,579	39,240
Less: Taxable equivalent adjustment			1,711	1,752
Net interest income			$34,868	$37,488

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2013	2013	2012	2013	2012
EARNINGS
Interest income	$13,106	$13,347	$13,546	$39,862	$43,774
Interest expense	1,613	1,654	2,046	4,994	6,286
Net interest income	11,493	11,693	11,500	34,868	37,488
Provision for loan losses	-	-	333	294	1,799
Noninterest income	2,767	2,686	2,690	8,223	8,724
Noninterest expense	8,455	8,428	8,880	25,201	27,640
Income taxes	1,562	1,741	1,338	4,992	4,685
Net income	4,243	4,210	3,639	12,604	12,088

PER COMMON SHARE
Earnings per share - basic	$0.54	$0.54	$0.46	$1.60	$1.54
Earnings per share - diluted	0.54	0.53	0.46	1.60	1.54
Cash dividends paid	0.23	0.23	0.23	0.69	0.69
Book value per share	21.03	20.70	20.66	21.03	20.66
Book value per share - tangible (a)	15.63	15.25	15.03	15.63	15.03
Closing market price	23.20	23.24	22.59	23.20	22.59

FINANCIAL RATIOS
Return on average assets	1.30%	1.29%	1.12%	1.29%	1.23%
Return on average equity	10.40	10.14	9.11	10.21	10.24
Return on average tangible equity (b)	14.90	14.66	13.69	14.76	15.65
Average equity to average assets	12.48	12.76	12.32	12.64	12.05
Tangible equity to tangible assets (a)	9.62	9.60	9.35	9.62	9.35
Net interest margin, taxable equivalent	4.06	4.16	4.14	4.14	4.47
Efficiency ratio	57.43	57.06	62.00	56.02	58.20
Effective tax rate	26.91	29.26	26.88	28.37	27.93

PERIOD-END BALANCES
Securities	$352,502	$345,015	$333,278	$352,502	$333,278
Loans held for sale	3,919	4,098	8,118	3,919	8,118
Loans, net of unearned income	798,996	794,045	797,818	798,996	797,818
Goodwill and other intangibles	42,532	42,862	44,124	42,532	44,124
Assets	1,324,185	1,294,017	1,305,707	1,324,185	1,305,707
Assets - tangible (a)	1,281,653	1,251,155	1,261,583	1,281,653	1,261,583
Deposits	1,071,083	1,046,394	1,052,427	1,071,083	1,052,427
Customer repurchase agreements	44,026	41,972	45,761	44,026	45,761
Long-term borrowings	37,377	37,383	37,403	37,377	37,403
Shareholders' equity	165,826	162,936	162,045	165,826	162,045
Shareholders' equity - tangible (a)	123,294	120,074	117,921	123,294	117,921

AVERAGE BALANCES
Securities	$339,582	$335,246	$323,555	$333,785	$326,227
Loans held for sale	5,109	4,181	8,237	6,053	6,525
Loans, net of unearned income	790,846	791,292	802,213	788,192	811,731
Interest-earning assets	1,189,844	1,177,536	1,166,572	1,179,680	1,171,774
Goodwill and other intangibles	42,731	43,124	44,561	43,133	45,027
Assets	1,307,347	1,302,491	1,297,698	1,302,070	1,306,104
Assets - tangible (a)	1,264,616	1,259,367	1,253,137	1,258,937	1,261,077
Interest-bearing deposits	834,305	828,844	839,902	829,029	843,170
Deposits	1,053,124	1,045,444	1,044,434	1,045,623	1,054,102
Customer repurchase agreements	46,712	47,081	46,297	48,016	47,419
Other short-term borrowings	-	-	-	-	662
Long-term borrowings	37,388	37,393	37,413	37,393	37,418
Shareholders' equity	163,130	166,150	159,868	164,595	157,323
Shareholders' equity - tangible (a)	120,399	123,026	115,307	121,462	112,296

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2013	2013	2012	2013	2012
CAPITAL
Average shares outstanding - basic	7,877,901	7,867,222	7,838,314	7,867,835	7,830,928
Average shares outstanding - diluted	7,892,015	7,876,969	7,855,537	7,878,961	7,846,659

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,676	$12,528	$12,099	$12,118	$10,529
Provision for loan losses	-	-	333	294	1,799
Charge-offs	(162)	(180)	(614)	(629)	(1,682)
Recoveries	170	328	180	901	1,352
Ending balance	$12,684	$12,676	$11,998	$12,684	$11,998

LOANS
Construction and land development	$43,386	$44,029	$50,688	$43,386	$50,688
Commercial real estate	361,968	354,323	356,692	361,968	356,692
Residential real estate	173,695	168,965	162,404	173,695	162,404
Home equity	89,154	89,688	95,008	89,154	95,008
Commercial and industrial	124,504	130,721	126,339	124,504	126,339
Consumer	6,289	6,319	6,687	6,289	6,687
Total	$798,996	$794,045	$797,818	$798,996	$797,818

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$-	$-	$-	$-	$-
Nonaccrual	4,647	5,828	7,815	4,647	7,815
Foreclosed real estate	4,215	5,569	6,259	4,215	6,259
Nonperforming assets	$8,862	$11,397	$14,074	$8,862	$14,074

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.59	1.60	1.50	1.59	1.50
Allowance for loan losses to
nonperforming loans	272.95	217.50	153.53	272.95	153.53
Nonperforming assets to total assets	0.67	0.88	1.08	0.67	1.08
Nonperforming loans to total loans	0.58	0.73	0.98	0.58	0.98
Annualized net charge-offs (recoveries)
to average loans	0.00%	(0.07)%	0.22%	(0.05)%	0.05%

OTHER DATA
Fiduciary assets at period-end (c)	$430,853	$417,861	$391,055	$430,853	$391,055
Retail brokerage assets at period-end (c)	$175,856	$167,785	$154,632	$175,856	$154,632
Number full-time equivalent employees (d)	290	292	318	290	318
Number of full service offices	25	25	25	25	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	31	31	31	31	31

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
(e) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and excluding (a) gains or losses on securities and (b) gains or losses on sale of premises and equipment